JANUARY 12, 2017

SUPPLEMENT TO

HARTFORD HLS FUNDS PROSPECTUS DATED MAY 1, 2016

AS AMENDED AUGUST 10, 2016

(HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.)

This supplement contains new and additional information regarding Hartford Capital Appreciation HLS Fund (the “Fund”) and should be read in connection with your Prospectus.

Saul J. Pannell, CFA has announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, the sub-adviser to the Fund, as of December 31, 2017.  Accordingly, Mr. Pannell will no longer serve as a portfolio manager to the Fund as of December 31, 2017.  Kent M. Stahl, CFA and Gregg R. Thomas, CFA will continue to select and oversee the Fund’s portfolio management team and determine how Fund assets are allocated among the team’s members.  Over the course of the year, Mr. Stahl and Mr. Thomas will reallocate the assets managed by Mr. Pannell to the other underlying sleeve managers in the Fund.

This Supplement should be retained with your Prospectus for future reference

HV-7297	January 2017